UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

Columbia Pipeline Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe Street, Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 22, 2016, Columbia Pipeline Group, Inc., a Delaware corporation (“CPG”), held a special meeting of its stockholders (the “Special Meeting”) to vote on proposals identified in the definitive proxy statement, dated May 17, 2016, which was first mailed to CPG stockholders on or about May 18, 2016.

As of the close of business on May 18, 2016, the record date for the Special Meeting, there were 400,406,668 shares of CPG common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 310,249,255 shares of common stock was represented in person or by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the definitive proxy statement, is set forth below:

1.	Proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 17, 2016, by and among TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd., Taurus Merger Sub Inc., CPG and, solely for purposes of Section 3.02, Section 5.02, Section 5.09 and Article VIII, TransCanada Corporation (the “Merger Agreement Proposal”). The Merger Agreement Proposal received the affirmative vote of approximately 95% of the outstanding shares of common stock represented at the Special Meeting in person or by proxy.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
295,747,196	10,117,600	4,384,460	0

2.	Proposal to approve, by non-binding, advisory vote, certain compensation arrangements for CPG’s named executive officers in connection with the merger of Taurus Merger Sub Inc. with and into CPG as contemplated by the Merger Agreement (the “Compensation Proposal”). The Compensation Proposal received the affirmative vote of approximately 80% of the outstanding shares of common stock represented at the Special Meeting in person or by proxy.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
247,158,895	58,338,049	4,752,310	0

No other business properly came before the Special Meeting.

Item 8.01 Other Events

On June 22, 2016, CPG issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Columbia Pipeline Group, Inc., dated June 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Columbia Pipeline Group, Inc.

Date: June 22, 2016

	By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Columbia Pipeline Group, Inc., dated June 22, 2016.